                                Exhibit 10.19


NEITHER THIS WARRANT NOR ANY SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.



                                   PHARMAPRINT INC.


                                 WARRANT TO PURCHASE
                            300,000 SHARES OF COMMON STOCK


    PHARMAPRINT INC., a California corporation with its principal address at 4 Park Plaza, Suite 1900, Irvine, CA 92614 (the "Company"), for good and valuable consideration the receipt of which is acknowledged by the Company, hereby grants to M.H. MEYERSON & CO., INC. and its permitted transferees ("Underwriter" or "Holder") the right to purchase 300,000 shares of common stock, without par value ("Common Stock") of the Company (as such shares may be adjusted from time to time, the "Warrant Shares") at a purchase price as set forth below.

    This Warrant is subject to the following terms and conditions:

    1. EXERCISE OF WARRANT. This Warrant is exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of Common Stock underlying this Warrant) on one or more occasions commencing May 9, 1997 and extending until 5:00 P.M., New York time, August 20, 2001 (the "Exercise Period") by the surrender of this Warrant, together with a properly completed and duly executed Subscription Form in the form attached hereto as Exhibit A to the Company during normal business hours and upon payment to the Company of the Purchase Price in cash, certified bank check or by wire transfer of immediately available funds. In the case of the purchase of less than all the Warrant Shares, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

    2. ISSUANCE OF CERTIFICATES. Upon the exercise of this Warrant, the Company shall issue certificates for shares of Common Stock underlying this Warrant within five (5) business days after the satisfaction of the conditions set forth in Section 1 hereof without additional charge to the Holder hereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall, subject to the provisions of
Article 3 hereof, be issued in the name of, or in such names as may be directed by, the Holder. All shares issued upon exercise of Warrants in accordance with the terms of this Warrant will, upon issuance, be duly and validly issued, fully paid and non assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Warrant Shares so purchased shall be deemed to be issued to the holders thereof or such holder's designee, as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the Subscription Form delivered and payment for such shares shall have been made.

    3. RESTRICTION ON TRANSFER OF WARRANT AND COMMON STOCK. The Holders of this Warrant, by their acceptance hereof, covenant and agree that this Warrant is being acquired as an investment and not with a view to the distribution hereof, and that, for a period of twenty four months from and after the effective date of that certain Registration Statement on Form SB-2 of the Company (File No. 3333-4912-LA) (the "Registration Statement'), neither this Warrant nor any shares of Common Stock issued upon exercise hereof, may be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except to a successor of the business of the Underwriter, persons who are officers and/or stockholders of the Underwriter, if a corporation, or partners of the Underwriter, if a partnership, or the executor, administrator or personal representative of such officer or partner in the event of his death or incapacity. Thereafter, the Holder may transfer, in whole or in part, this Warrant. Upon notice of such transfer and surrender of the Warrant so transferred, the Company shall execute and deliver a new Warrant or Warrants of like tenor for the number of Warrant Shares so transferred. Notwithstanding anything to the contrary contained herein, this Warrant and Warrant Shares may only be sold, transferred, assigned, hypothecated or otherwise disposed of in accordance with all applicable securities laws.

    4.   PRICE.

         4.1 INITIAL WARRANT PURCHASE PRICE. The Holders shall pay the sum of $0.001 per share of Common Stock issuable hereunder to purchase this Warrant, which sum the Company acknowledges has been received.

         4.2 COMMON STOCK PURCHASE PRICE. This Warrant initially is exercisable at a purchase price equal to $5.50 per share of Common Stock (as such may be adjusted from time to time, the "Purchase Price").

    5.   REGISTRATION RIGHTS.

         5.1 DEMAND REGISTRATION. (a) If the Holders of at least fifty-one percent (51%) of the Warrant Shares issuable or issued but not sold shall give notice to the Company at any time during the Exercise Period to the effect that such Holders desire the Company to register under the Securities Act of 1933, as amended (the "Act"), any or all of the Warrant Shares, then the Company will promptly give notice to the other Holders of the Warrants, advising such that the Company is proceeding with such registration, and offering to include therein the Warrant Shares issuable or issued but not sold to the other Holders.
 The Company shall file a registration statement pursuant to the Act, within sixty (60) days of the date of such initial notice, registering the Warrant Shares of the initial requesting Holders and any additional Holders that provide such request in writing to the Company within thirty (30) days of receipt of notice from the Company, as may be required, to effect the public sale of the Warrant Shares
under the Act as promptly as practicable thereafter.   The Company will use its
best efforts to cause such registration to become effective as soon as practicable thereafter and remain effective (including the taking of such steps as are necessary to obtain the removal of any stop order) as set forth below. Such Holders shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The Company is required to effect only one registration statement pursuant to this
Section 5.1.   In the event the registration statement is not filed within sixty
(60) days of the initial request for registration and the expiration date of the Warrant falls within such period, the expiration date of this Warrant shall be extended by an amount of time equal to the delay in filing. In the event the registration statement is not declared effective under the Act prior to the expiration date of this Warrant, the Company shall extend the expiration date of the Warrant to a date not less than ninety (90) days after the effective date of such registration statement. All costs and expenses of such registration statement shall be borne by the Company, as provided in Section 5.5 hereof. Notwithstanding anything to the contrary contained in this Section 5.1, the Company shall not be required (i) to make effective a registration statement filed pursuant to this Section 5.1 within ninety (90) days of the effectiveness of any registration statement registering any shares of Common Stock for the account of the Company in a firm commitment underwritten public offering, if the managing underwriter, in writing, informs the Holders that the declaration of effectiveness of a registration statement registering Warrant Shares would have a detrimental effect on the marketing of such underwritten public offering, or
(ii) file or effect a registration statement for the shorter of (x) thirty (30) days from the date the Company notifies the Holders that the filing of such registration statement would require the disclosure of material non-public information, which writing shall include the written opinion of (A) the Company's counsel opining that the disclosure of such information would be required by law in such registration statement and (B) the Company's Chief Executive Officer certifying that the disclosure of such information would be detrimental to the Company, and (y) the period during which the Company is in possession of material non-public information which would be required to be disclosed in such registration statement.

              (b) If within fifteen (15) days of the notification to the Company by the Holders making a demand under this Section 5.1 that such Holders intend to sell Warrant Shares to the public via a firm commitment underwriting, the Company notifies the Holders making such demand that the Company wishes to register securities of the same class for its own account on the registration statement being filed pursuant to the demand, then the Company may include securities for its own account in such registration statement; PROVIDED, HOWEVER, that if the managing underwriting determines and advises in writing that the inclusion of any or all such securities for the Company's account or any account of a party other than a Holder in the registration statement covered by the requests for registration made under this Section 5.1 would be detrimental to the offering of the Warrant Shares being sold in such registration, the requisite number of securities for the Company's account or such other party's account shall be excluded from registration thereunder.

         5.2  PIGGYBACK REGISTRATION.   (a) If, at any time during the Exercise
Period, the Company proposes for any reason to register any of its equity securities under the Act, other than registrations on Form S-4 or S-8 or their equivalents relating to shares of Common Stock to be issued solely in connection with an acquisition of a business entity or in connection with an employee benefit plan, it shall each such time, promptly give written notice to the Holders of such intentions and, upon the written request of a Holder received within thirty (30) days of receipt of such notice, shall use its best efforts to cause any and all Warrant Shares with respect to which Holders have requested registration, to be registered under the Act, all to the extent required to permit the sale or other disposition by Holders of the Warrant Shares to be registered.

              (b)  In the event that any registration pursuant to this Section
5.2 shall be, in whole or in part, an underwritten offering of securities of the Company, the Company shall arrange for the Warrant Shares requested to be registered pursuant to this Section 5.2 to be included in the underwriting on the same terms and conditions as the comparable securities, if any, otherwise being sold through such underwriters under such registration; PROVIDED, HOWEVER, that if the managing underwriter determines and advises in writing that the inclusion of any or all Warrant Shares in the registration statement covered by the requests for registration made under this Section 5.2 would be detrimental to the offering of the securities being sold by the Company for its own account in such registration, then the requisite number of Warrant Shares and securities registered for the account of a party other than the Company shall be excluded from registration hereunder on a pro rata basis among the holders of Warrant Shares requesting such registration and the holders of any other securities registered thereunder for the account of a party other than the Company based upon the number of such securities each holder owns or has the right to acquire.

              (c) Notwithstanding the provisions of this Section 5.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 5.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         5.3 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. (a) In connection with any registration under Article 5 hereof, the Company covenants and agrees that it shall:

              (i) use its best efforts to have a registration statement, if any, declared effective at the earliest practicable time, and shall furnish each Holder such number of prospectuses and such other documents as each shall reasonably request in order to facilitate the public sale or other disposition of such Warrant Shares.

              (ii)  prepare and file with the Securities and Exchange
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (A) the date all Warrant Shares registered thereunder are sold pursuant to such prospectus, (B) six (6) months (and up to an additional three (3) months if requested by the Holders) after the expiration of the Exercise Period and (C) that date upon which all Warrant Shares registered thereunder may be sold by the Holders thereof pursuant to Rule 144 promulgated under the Act ("Rule 144") without regard to the provisions of paragraphs (c), (e),

(f) and (h) of Rule 144.

              (iii) take all reasonably necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as are requested by the Holders provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

              (iv) notify each seller of the Warrant Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in Section 5.3(a)(ii), of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              (b) The Company shall indemnify the Holders and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriter contained in the Underwriting Agreement (the "Underwriting Agreement") between the Company and the Underwriter relating to the Registration Statement.

              (c) The Holders and their successors and assigns, shall severally and not jointly indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions pursuant to which the Underwriter has agreed to indemnify the Company contained in the Underwriting Agreement.

              (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 5.3(b) and
(c) is applicable
but for any reason is held to be unavailable from the Company with respect to all or any Holder, the Company and the Holder or Holders, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder or Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities. Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder from the Warrant Shares as the case may be, sold by such Holder pursuant to the registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each person, if any, who controls a Holder within the meaning of the Act shall have the same rights to contribution as such Holder.

              (e) The Holders demanding registration pursuant to Section 5.1 hereof or requesting piggyback registration pursuant to Section 5.2 hereof shall not be required to exercise the purchase rights represented by this Warrant prior to demanding registration hereunder. The obligations of the Company and the holders of Warrant Shares under this Section 5.3 shall survive the completion of any offering of Warrant Shares in a registration statement or otherwise.

         5.4 UNDERWRITING AGREEMENT. If Warrant Shares are sold pursuant to a registration statement in an underwritten offering, the Company and any person hereunder participating therein agree to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of, or, as the case may be, the seller of the securities being registered and customary covenants and agreements to be performed by such issuer or seller, including, without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company and sellers of the underwriters of such offering.

         5.5 EXPENSES OF REGISTRATION. (a) The Company shall pay all costs, fees and expenses in connection with all registration statements under Sections
5.1 and 5.2 hereof, including, without limitation, reasonable legal fees of the Company and one counsel to the Holders, accounting fees, printing expenses and blue sky fees and expense, except that the Company shall not pay for any (i) underwriting discounts and commissions allocable to the Warrant Shares, (ii) federal or state transfer taxes, and (iii) brokerage commissions.

              (b) Commencing with the month in which notice of exercise of the Warrant is received, the Company shall promptly pay or reimburse, as the case may be, all expenses of registration and/or of the Holder in connection therewith.

         5.6 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. Any "piggyback" registration rights granted by the Company to holders of its securities after the date hereof, shall provide that if the managing underwriter for an underwritten public offering determines in good faith that the inclusion of any or all securities in an offering for the account of any party other than the Company would be detrimental to the offering, the requisite number of securities for the accounts of parties other than the Company may be excluded from such registration on a pro rata basis among the holders of all such other securities based upon the number of securities each holder requests to have registered.

    6.   ADJUSTMENTS IN PRICE AND TERMS.

         6.1 GENERAL. It is the intention of the parties that the Holders shall not receive any benefits in the terms of the Warrant Shares which are not generally available to the holders of the publicly issued securities of the Company.

         6.2  ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.
Notwithstanding the generality of the foregoing, the number and kind of securities purchasable upon the exercise of the Warrants and the Purchase Price shall be subject to adjustment from time to time upon the happening of the following events:

              (a) RECLASSIFICATION, CONSOLIDATION OR MERGER. At any time while Warrants are outstanding and unexpired, in case of any reclassification or change of outstanding securities issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of subdivision or combination of outstanding securities issuable upon the exercise of the Warrants), or in the case of any sale or transfer to another corporation of all or substantially all of the property of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute new Warrants providing that the holders of the Warrants shall have the right to exercise such new Warrants (upon terms not less favorable to the Holders than those then applicable to the Warrants) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrants, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrants had the Warrants been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new Warrants shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6.2(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

              (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while Warrants are outstanding and unexpired, shall subdivide or combine its Common Stock, the Purchase Price shall be proportionately reduced, in case of subdivision of such shares, as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

              (c) STOCK DIVIDENDS. If the Company at any time while Warrants are outstanding and unexpired shall pay a dividend in shares of, or make other distribution of shares of, its Common Stock, then the Purchase Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Purchase Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which is the total number of shares of Common Stock outstanding immediately after such dividend or distribution. The provisions of this subsection 6(c) shall not apply under any of the circumstances for which an adjustment is provided in subsections 6(a) or 6(b).

              (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in a Purchase Price pursuant to any provisions of this Section 6, the number of shares of Common Stock purchasable hereunder at that adjusted Purchase Price shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction, the numerator of which shall be the Purchase Price immediately prior to such adjustment and the denominator of which shall be the Purchase Price immediately thereafter.

              (e) NOTICE OF ADJUSTMENTS. Whenever either the Purchase Price or the number of shares of Common Stock purchasable under the terms of the Warrants at that Purchase Price shall be adjusted pursuant to Section 6 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting froth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Purchase Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the registered holders of the Warrants.

              In the event the Company shall, at a time when the Warrants are exercisable, take any action which pursuant to paragraphs (a) through (d) of
Section 6 may result in an adjustment of the Purchase Price or the number of shares of Common Stock purchasable at that Purchase Price upon exercise of the Warrants or (i) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or (ii) a voluntary or involuntary dissolution, liquidation or winding of the Company shall occur; then, in any one or more of such events set forth above, the Company shall, in order to afford to such holders of the Warrants an opportunity to exercise the Warrants and to purchase shares of Common Stock of the Company prior to such action becoming effective, give written notice of such event to the Holder or Holders of this Warrant at the same time and in the same form as such notice is given to the shareholders of the Company.

Such notice shall specify the date on which the holders of Common Stock shall be entitled to receive such rights, dividends, distribution or subscription rights or to exchange their Common Stock for stock or other securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or on which the Company's books are closed in respect thereof. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding-up or sale.

              (f) In the event the Company, in accordance with this Section 6, makes an adjustment in the Purchase Price of a Warrant and the number of shares of Common Stock purchasable thereunder as of the record date of an action to be taken and such action is either not taken or is not taken in accordance with the facts used to make such adjustment, the Company shall readjust the Purchase Price and such number of shares of Common Stock in order that they reflect the action actually taken by the Company. All calculations of adjustment in Purchase Price under this Section 6 shall be to the nearest cent.

    7.   EXCHANGE AND REPLACEMENT OF WARRANT.   This Warrant is exchangeable or
dividable without payment by a Holder, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of shares of Common Stock as then are purchasable hereunder at the Purchase Price then in effect, in such denominations as shall be designated by the Holder hereof at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

    8. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests.

    9. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof and thereof. The Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of this Warrant to be listed (subject to official notice of issuance) on all securities exchanges or automated quotation systems on which the Common Stock, issued to the public in connection herewith, may then be listed and/or quoted and shall maintain such listing so long as any other shares of Common Stock shall be so listed and/or quoted.

    10.  NO RIGHTS AS SHAREHOLDERS.   Nothing contained in this Warrant shall
be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

    11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested
(i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holders.

    12.  SUCCESSORS.   All the covenants, agreements, representations and
warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

    13.  HEADINGS.   The Section headings in this Warrant are inserted for
purposes of convenience only and shall have no substantive effect.

    14.  LAW GOVERNING.   This Warrant shall be construed and enforced in
accordance with, and governed by, the laws of the State of California.

    WITNESS THE SEAL OF THE COMPANY AND THE SIGNATURE OF ITS DULY AUTHORIZED PRESIDENT.

                                   PHARMAPRINT INC.

[SEAL]

                                   By:  /s/ Elliot P. Friedman
                                       ---------------------------------
                                       Name: Elliot P. Friedman
                                       Title:   Chief Executive Officer

Dated: May 15, 1997

                                                                       EXHIBIT A



                                  SUBSCRIPTION FORM


                       (To be Executed by the Registered Holder
                          in order to Exercise the Warrant)

    The undersigned hereby irrevocably elects to exercise the right to purchase ____ shares of Common Stock covered by this Warrant at a price of $5.50 per share of Common Stock (or such other Purchase Price (as defined in the Warrant) which is then in effect), according to the conditions hereof and herewith makes payment of the Purchase Price of such shares of Common Stock in full.


                                       ---------------------------------
                                       Signature



                                       ---------------------------------



                                       ---------------------------------
                                       Address



Dated:
      --------------------------
      -----------------------------
                                       Social Security Number or
                                       Taxpayer's Identification Number